Exhibit 10.1
Execution Copy
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This Amendment (this “Amendment”) is entered into as of May 17, 2007 by and among Wm. Wrigley Jr. Company, a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
     A. The Borrower, the Administrative Agent and the Lenders are party to that certain credit agreement dated as of July 14, 2005 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
     B. The Borrower, the Administrative Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
          1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:
          (a) Section 5.4 of the Credit Agreement is amended in its entirety to read as follows:
Financial Statements. The December 31, 2006 consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present in all material respects the consolidated financial conditions and their operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operation for the period then ended.
          (b) Section 6.13 of the Credit Agreement is amended in its entirety to read as follows:
Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time to be greater than 0.65 to 1.00.
          (c) The Pricing Schedule is hereby amended in its entirety to read as the pricing schedule attached hereto.
          (d) Schedule 1 to the Credit Agreement is hereby amended in its entirety to read as attached hereto.
          2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

          (a) The Borrower has the corporate power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
          (b) Treating this Amendment and the Credit Agreement as amended hereby as “Loan Documents” for purposes thereof, each of the representations and warranties contained in Article V of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and
          (c) No Default or Unmatured Default has occurred and is continuing.
          3. Effective Date. This Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Lenders identified on the signature pages hereto.
          4. Reference to and Effect Upon the Credit Agreement.
          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
          5. Costs and Expenses. The Borrower hereby affirms its obligation to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment as set forth in Section 9.5 of the Credit Agreement.
          6. Exiting Lender Consent. Dresdner Bank AG (the “Exiting Lender”) hereby consents to the foregoing Amendment solely for purposes of meeting the requirements of Section 8.2 of the Credit Agreement. Exiting Lender agrees that, upon the effectiveness of this Amendment and the payment to the Exiting Lender of all Obligations due it, the Commitment of the Exiting Lender shall be reduced to zero and the Exiting Lender shall cease to have any rights or duties as a Lender under either the Credit Agreement or this Amendment except for rights or

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duties in respect of indemnification obligations which by their terms would survive termination of the Credit Agreement.
          7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws (without regard to choice of law rules, other than section 5-1401 of the New York General Obligations Law) of the State of New York.
          8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
[signature pages follow]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WM. WRIGLEY JR. COMPANY

By :	/s/ Alan J. Schneider
Name: Alan J. Schneider
Title: Vice President and Treasurer
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent

By:	/s/ Jason A. Rastovski
Name: Jason A. Rastovski
Title: Vice President
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice-President
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

CITIBANK, N.A.

By:	/s/ Andrew Kreeger
Name: Andrew Kreeger
Title: Vice President
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

THE NORTHERN TRUST COMPANY

By:	/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Exiting Lender

By:	/s/ Brian M. Smith
Name: Brian M. Smith
Title: Managing Director

By:	/s/ Thomas R. Brady
Name: Thomas R. Brady
Title: Director
[SIGNATURE PAGE TO WM. WRIGLEY JR. COMPANY AMENDMENT NO. 1]

PRICING SCHEDULE

Applicable		Level II	Level III
Margin	Level I Status	Status	Status	Level IV Status
Eurodollar Loans	.135%	.155%	.19%	.23%
Floating Rate Loans	0%	0%	0%	0%

Applicable Facility
Fee Rates		Level II	Level III	Level IV
	Level I Status	Status	Status	Status
Facility Fee	.04%	.045%	.06%	.07%
Utilization Fee	.05%	.05%	.05%	.05%
For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
     “Level I Status” exists at any date if, on such date, the Borrower’s Moody’s Rating is Aa3 or better or the Borrower’s S&P Rating is AA- or better.
     “Level II Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status and (ii) the Borrower’s Moody’s Rating is Al or better or the Borrower’s S&P Rating is A+ or better.
     “Level III Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Borrower’s Moody’s Rating is A2 or better or the Borrower’s S&P Rating is A or better.
     “Level IV Status” exists at any date if, on such date, the Borrower has not qualified for Level I Status, Level II Status or Level III Status.
     “Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.
     “S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.
     “Status” means Level I Status, Level II Status, Level III Status or Level IV Status.
     The Applicable Margin and Applicable Facility Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as determined from its then-current Moody’s and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time the Borrower has no

Moody’s Rating or no S&P Rating, Level IV Status shall exist. In the event of a difference in the equivalent “rating level” from S&P and Moody’s resulting in a split of only one level, then the Level Status shall be determined by reference to the higher of the two ratings. In the event of a difference in the equivalent “rating level” from S&P and Moody’s resulting in a split of greater than one level, then the Level Status shall be that Level Status one below the Level Status determined by reference to the higher of the two ratings.

SCHEDULE 1
COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000
William Street Commitment Corporation	$150,000,000
Merrill Lynch Bank USA	$150,000,000
Citibank, N.A.	$75,000,000
The Northern Trust Company	$75,000,000

Total	$600,000,000